UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 12, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 12, 2015, Expedia, Inc., a Delaware corporation (“Expedia”), Orbitz Worldwide, Inc., a Delaware corporation (“Orbitz”), and Xeta, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Expedia (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into Orbitz (the “Merger”), with Orbitz surviving the Merger as an indirect wholly owned subsidiary of Expedia. At the effective time of the Merger (the “Effective Time”), each share of common stock of Orbitz outstanding immediately prior to the Effective Time (other than any shares owned by Orbitz, Expedia, Merger Sub or Merger Sub’s direct parent or any dissenting shares) will be automatically converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”).

The closing of the Merger is subject to the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of common stock of Orbitz (the “Orbitz Stockholder Approval”). The closing of the Merger is also subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other regulatory clearances, the absence of any governmental order prohibiting the consummation of the transactions contemplated by the Merger Agreement, the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects.

Each of Expedia, Merger Sub and Orbitz has made customary representations, warranties and covenants in the Merger Agreement. Orbitz has agreed, among other covenants (1) to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, (2) not to engage in specified types of transactions during this period unless consented to in writing by Expedia, (3) to convene and hold a meeting of its stockholders for the purpose of obtaining the Orbitz Stockholder Approval, and (4) subject to certain exceptions, not to withdraw, qualify or modify in a manner adverse to Parent or Merger Sub the recommendation of the Orbitz Board of Directors that Orbitz’s stockholders adopt the Merger Agreement.

Subject to certain limited exceptions, the Merger Agreement provides that Orbitz, its subsidiaries, and its and their respective representatives are prohibited from, among other things, initiating, soliciting, or knowingly encouraging or facilitating the making or submission of any alternative acquisition proposals from third parties or providing information to or participating in any discussions or negotiations regarding an alternative acquisition proposal with any person that has made an alternate acquisition proposal.

The Merger Agreement contains certain termination rights, including the right of Orbitz to terminate the Merger Agreement to accept a superior proposal (subject to compliance with certain notice and other requirements). The Merger Agreement provides that, in connection with termination of the Merger Agreement by Orbitz or Expedia upon specified conditions, Orbitz will be required to pay to Expedia a termination fee of $57.5 million. If the Merger Agreement is terminated as a result of the failure to obtain competition law approvals or a legal prohibition related to competition law matters, a termination fee of $115 million will be payable by Expedia to Orbitz, subject to certain limitations. In addition, subject to certain exceptions and limitations, Orbitz or Parent may terminate the Merger Agreement if the Merger is not consummated by August 12, 2015 (or as such date may be extended pursuant to the terms of the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Orbitz or Expedia. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential Disclosure Letters provided by each of Orbitz and Expedia to each other in connection with the signing of the Merger Agreement. These confidential Disclosure Letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between Orbitz and Expedia rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about Orbitz or Expedia.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Expedia, Orbitz or management of either company “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia or Orbitz stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the receipt of stockholder approval, the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Expedia to successfully integrate Orbitz’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to Orbitz’s business after the completion of the transaction and realize expected synergies; and the other risks and important factors contained and identified in Expedia’s and Orbtiz’s filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this report are made only as of the date hereof. Neither Expedia nor Orbitz undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 12, 2015, by and among Expedia, Inc., Xeta, Inc., and Orbitz Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak

Robert J. Dzielak

Executive Vice President, General Counsel and Secretary

Dated: February 13, 2015.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 12, 2015, by and among Expedia, Inc., Xeta, Inc. and Orbitz Worldwide, Inc.